SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

                              [Amendment No. ____]

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           Profile Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1.   Title of each class of securities to which transaction applies:
          Not applicable
          ----------------------------------------------------------------------

     2.   Aggregate number of securities to which transaction applies:
          Not applicable
          ----------------------------------------------------------------------

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          Not applicable
          ----------------------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:
          Not applicable
          ----------------------------------------------------------------------

     5.   Total fee paid:
          Not applicable
          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid: Not applicable
     2.   Form, Schedule or Registration Statement No.: Not applicable
     3.   Filing Party: Not applicable
     4.   Date Filed: Not applicable

                           Profile Technologies, Inc.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030

                    ----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                    ----------------------------------------

     The Annual Meeting of Shareholders of Profile Technologies, Inc. (the "Company") will be held at 9:00 a.m, local time, on Monday, December 9, 2002, at the corporate offices of Hitchiner Manufacturing Company, Inc., 117 Old Wilton Road, Milford, New Hampshire 03055-3134, for the following purposes:

     1. To elect a Board of Directors consisting of five persons to serve a term of one year (until the next Annual Meeting of the Shareholders) or until their respective successors are elected and have been qualified;

     2. To increase the Company's authorized common stock from 10,000,000 shares to 15,000,000 shares; and

     3. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.

     The Board of Directors has fixed October 24, 2002 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournment of the Annual Meeting. The transfer books of the Company will not be closed, but only shareholders of the Company of record on such date will be entitled to notice of, and to vote at, the Annual Meeting or adjournment of the Annual Meeting.

     Shareholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting in person, please complete, sign and date the accompanying proxy as promptly as possible in the enclosed envelope. No additional postage is required if the envelope is mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting and will assure that your shares are voted if you are unable to attend.



                                        By Order of the Board of Directors

                                        Henry E. Gemino
                                        Chief Executive Officer

October 28, 2002

                           PROFILE TECHNOLOGIES, INC.
                            2 Park Avenue, Suite 201
                            Manhasset, New York 11030

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

                                  INTRODUCTION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Profile Technologies, Inc., a Delaware corporation (the "Company"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the corporate offices of Hitchiner Manufacturing Company, Inc., 117 Old Wilton Road, Milford, New Hampshire 03055-3134 at 9:00 a.m. local time on Monday, December 9, 2002, and at any and all adjournments of the Annual Meeting. The enclosed materials will be mailed to Shareholders on or about October 29, 2002.

     The Company anticipates that the Company's shareholders will consider and vote upon the following matters at the Annual Meeting:

     1. To elect a Board of Directors consisting of five persons to serve a term of one year (until the next Annual Meeting of the Shareholders) or until their respective successors are elected and have been qualified;

     2. To increase the Company's authorized common stock from 10,000,000 shares to 15,000,000 shares; and

     3. To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment of the Annual Meeting.

                                VOTING OF PROXIES

     Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Annual Meeting in accordance with the instructions marked on the proxy. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this proxy statement, and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting.

     If you have executed and delivered a proxy, you may revoke such proxy at any time before it is voted by attending the Annual Meeting and voting in person, by giving written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. In order for the notice of revocation or later proxy to revoke the prior proxy, the Company's Transfer Agent must receive such notice or later proxy before the vote of shareholders at the Annual Meeting. Unless you vote at the meeting or take other action, your attendance at the Annual Meeting will not revoke your proxy.

                                VOTING PROCEDURES

     The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of the common stock of the Company is necessary to constitute a quorum at the meeting. Votes cast by proxy or in person at the Annual Meeting will be counted by a person appointed by the Company to act as the election inspector for the Annual Meeting. The election inspector will treat shares of the Company's common stock represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of the votes cast in the election at a meeting at which quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares represented at the meeting at which quorum is present exceed votes opposing the election, unless Delaware law or the Company's Certificate of Incorporation or Bylaws require a greater number of affirmative votes or voting by classes. Therefore, abstentions and broker non-votes have no effect and will be disregarded.

     All of the officers and directors and their affiliates (who own in the aggregate approximately [1,016,934] of the issued and outstanding shares of the Company's common stock) have informed the Company that they intend to vote in favor of management's nominees for directors as set forth in this proxy statement.


                                VOTING SECURITIES

     The Board of Directors has fixed the close of business on October 24, 2002 as the record date (the "Record Date") for determining the holders of the Company's common stock entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, there were [5,461,658] issued and outstanding shares of the Company's common stock, $.001 par value, entitled to vote at the Annual Meeting, held by approximately [1,100] registered holders. As of the Record Date, the only outstanding voting securities of the Company were shares of the Company's common stock. As a holder of the outstanding shares of the Company's common stock as of the Record Date, you are entitled to one vote for each share held on each matter properly submitted at the Annual Meeting.


                                   PROPOSAL 1
                                   ----------

                              ELECTION OF DIRECTORS

     The current Board of Directors of the Company consists of Henry E. Gemino, John Tsungfen Kuo, Murphy Evans, William A. Krivsky and Charles Christenson. All of these persons have agreed to be renominated to stand for election as a director at the Annual Meeting. If one or more of the nominees is unable to serve, or for good cause will not serve at the time of the Annual Meeting, the shares represented by the proxies solicited by the Board of Directors will be voted for the other nominees and for any substitute nominee(s) designated by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

     The directors nominated for election at the Annual Meeting are as follows:

                                                                                      DIRECTOR
NAME AND AGE            AGE      PRINCIPAL OCCUPATION                                  SINCE
------------            ---      --------------------                                  -----
Henry E. Gemino         51       Chief Executive Officer, Chief Financial Officer,      1988
                                 Profile Technologies, Inc.

Murphy Evans            70       President, Profile Technologies, Inc.                  1995

John Tsungfen Kuo       80       Professor Emeritus, Columbia University                1995

Charles Christenson     72       Professor Emeritus                                     1999
                                 Harvard Graduate School of Business Administration

William A. Krivsky      75       Partner in Kellogg, Krivsky & Buttler                  2000


     Henry E. Gemino. Since 1988, Mr. Gemino has been co-founder and served as a director and the Chief Financial Officer of the Company. From 1988 through October 2000, he served as Executive Vice President and Chief Operating Officer of the Company. Since October, 2000, he has served as Chief Executive Officer of the Company.

     Murphy Evans. Since 1995, Mr. Evans has served as President and a director of the Company. Mr. Evans also serves as the President of L & S Holding Co., a family-owned holding company that is engaged in several different businesses. Mr. Evans received an AB degree in history from Princeton University in 1954 and an MBA degree from the Harvard Graduate School of Business Administration in 1958.

     John Tsungfen Kuo, Ph.D., Sc.D. Dr. Kuo has been a director of and consultant to the Company since 1995. Dr. Kuo is currently the Ewing and Worzel professor emeritus at Columbia University and is an expert in acoustic, elastic, hydrodynamics, and electromagnetic wave propagation. Born in China, Dr. Kuo immigrated to the United States in 1949 and became a naturalized United States citizen in 1967. He received a BS degree in Geology, Physics and Mathematics from the University of Redlands in 1952 and an honorary Sc.D from the University of Redlands in 1978. He received an MS degree in Geophysics from the California Institute of Technology in 1954 and a Ph.D. in Geophysics from Stanford University in 1958. Among his teaching positions, he was professor from 1967-1983, Vinton professor from 1983-1985 and Ewing and Worzel professor from 1984-1992, all at Columbia University. He has been involved in numerous research projects involving various aspects of Geophysics for almost 40 years. He was the recipient of the Alexander Vin Humboldt award for Distinguished U.S. senior scientists from the Federal Republic of Germany in 1986. He was a distinguished senior scholar at the University of Cambridge, England from 1970-1971; a visiting professor at the University of Texas in Austin from 1978-1979; adjunct professor at Cornell University in 1992; and a visiting professor at the Technical University of Clausthal in the Federal Republic of Germany in 1986-1987. He was also director of the Lamont-Doherty Earth Observatory's underground Geophysical observatory in Ogdensburg, New Jersey from 1967-1977. He is also associate life editor of Geophysics Review (a publication of the American Geophysics Union) and a member of numerous other professional and scientific organizations.

     Charles Christenson. Professor Christenson has been a director of the Company since 1999. He is the Royal Little Professor of Business Administration, Emeritus, at the Graduate School of Business Administration at Harvard University and served as faculty chairman of both the MBA and the Doctoral Programs. He received his B.Sc. degree in Industrial and Labor Relations from Cornell University in 1952, his MBA degree with high distinction from Harvard University in 1954 and his DBA degree in Managerial Economics from Harvard University in 1961. While on leave of absence from the Harvard University faculty, he also served as Deputy to the Assistant Secretary of the Air Force (Financial Management) during the Kennedy Administration. He is a member of the American Association for the Advancement of Science. Professor Christenson has also authored or co-authored a number of books and articles on quantitative methods, management control and philosophy of science.

     William A. Krivsky. Mr. Krivsky holds a Doctorate of Science from MIT and was previously President of Velcro Industries N.V., Executive Vice President of Bird Corporation, President of Compo Industries and Group Vice President of Certaineed Corporation (now part of Paris-based St. Gobain Industries). He currently serves as President of Kellogg, Krivsky & Buttler Inc., a mergers and acquisition consulting firm, as President of Keyson Enterprises Inc., and as President of the Keyson Co. Inc. He is also director of Cognex Corporation and Hitchiner Manufacturing Company, Inc.


                                   PROPOSAL 2
                                   ----------

                        INCREASE AUTHORIZED COMMON STOCK

     By resolutions adopted at a meeting of the Board of Directors held on October 9, 2002, the Board of Directors has recommended to the shareholders that the Company's Certificate of Incorporation (the "Certificate") be amended to increase the number of the Company's authorized common shares from 10,000,000 to 15,000,000 shares. A copy of the amendment to the Certificate is attached to this proxy statement as Exhibit A.

     The Board of Directors believes that increasing the number of authorized shares of the Company's common stock is essential to ensure that the Company will continue to have an adequate number of shares of common stock available for future issuance. As of October 24, 2002, [5,461,658] shares of the Company's common stock were issued and outstanding. In addition, the Company has reserved the following number of shares of the Company's common stock to be available for future issuance:

          (a) 2,197,000 shares of the Company's common stock underlying options and warrants previously issued, but unexercised, under the Company's 1999 Stock Plan and certain compensatory and stock purchase warrants; and

          (b) 235,000 shares reserved for future issuance under the Company's 1999 Stock Plan.

As a result, the Company would have only [2,106,342] shares of common stock available for future use without increasing the number of authorized shares.

     If the shareholders approve the increase in the number of authorized shares of the Company's common stock, the Company would be able to issue stock for any valid corporate purposes that the Board of Directors from time to time deems necessary or advisable. The Board of Directors would be authorized to issue the additional shares of the Company's common stock, without further shareholder approval, for various purposes, including without limitation, to raise capital, to provide equity incentives to employees, directors or officers, to establish strategic relationships with other companies, to expand the Company's business or to acquire other products or services, and for any other purposes the Board of Directors determines to be in the best interest of the Company. The availability of additional shares of the Company's common stock for issuance will provide management with greater flexibility in taking any of these actions without the expense and delay of obtaining shareholder approval other than as required by law.

     The additional shares of the Company's common stock to be authorized by the adoption of the amendment to the Certificate would have rights identical to the currently issued and outstanding shares of the Company's common stock. The adoption of the proposed amendment, and the authorization and future issuance of the Company's common stock, would not affect the rights of the holders of currently issued and outstanding shares of the Company's common stock, except for effects incidental to increasing the number of shares of the Company's common stock issued and outstanding, such as dilution of the earnings per share and voting rights of existing stockholders. If the amendment is adopted, it will become effective upon the filing of the amendment to the Certificate with the Secretary of State for the State of Delaware.

     While the Board will authorize the issuance of additional shares of the Company's common stock based on its judgment as to the Company's and the shareholders' best interests, future issuances could have a dilutive effect on existing shareholders. Holders of the Company's common stock are not now, and will not be, entitled to preemptive rights to purchase shares of any authorized capital stock if additional shares are issued later. The proposed amendment is not intended to have an anti-takeover effect. However, authorized but unissued shares could be used in defending the Company from unsolicited attempts to acquire control of the Company through the placement of additional shares with selected shareholders or adoption of a shareholder rights plan. The existence of a significant number of authorized but unissued shares could discourage a potential purchaser from making an unsolicited offer to purchase control of the Company.

     The Board of Directors believes it is in the Company's best interest for the shareholders to adopt this amendment in order to provide the Company with as much flexibility as possible to issue additional shares for proper corporate purposes as outlined above.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 10,000,000 TO 15,000,000.


                              DIRECTOR COMPENSATION

     The Company pays to all non-employee directors a director's fee in the amount of $1,000 per month. The Company pays to the Chairman of the Board compensation in the amount of $2,000 per month. The Company does not pay additional compensation to any executive officer or employee who also serve as a director. The members of the Board of Directors are entitled to participate in, and the Company has issued options to members of the Board of Directors under, the Company's 1999 Stock Plan. The Company also reimburses directors for any actual expenses incurred to attend meetings of the Board of Directors.

     Due to the Company's critical need for cash, the Company has deferred all payments owed to the directors for directors' fees. As of June 30, 2002, the Company owed all of the directors $27,000 in deferred fees, and such amounts will continue to be deferred until the Company has sufficient resources to pay the amounts owed, or the directors elect to exchange such amounts as described below. On March 18, 2002, the Board of Directors approved a right under which any director could exchange each dollar of his deferred director's fee for an option to purchase two shares of the Company's common stock, which options may be exercised over a five-year term, at an exercise price of $1.00 per share. As of October 18, 2002, no conversions have occurred.


                        BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended June 30, 2002, the Board of Directors held a total of 7 meetings. During the fiscal year ended June 30, 2002, all members of the Board of Directors attended at least 75% of all meetings of the Board of Directors.

     The Board of Directors maintains an Audit Committee and a Compensation Committee, which are described below. The Board of Directors does not have a Nominating Committee. The directors serving on each of the Audit Committee and the Compensation Committee attended all meetings of each such committee.

     The Audit Committee is composed of William Krivsky and Charles Christenson. The principal functions of the Audit Committee are to monitor the Company's financial reporting process and internal control system, to review and appraise the audit efforts of the Company's independent accountants and the internal audit function, to provide a means of communication among the independent accountants, financial and senior management, the internal audit function, and the Board of Directors, and to communicate with the Company's independent accountants outside of the presence of management, when necessary. The Audit Committee is also responsible for all matters set forth in its written charter, a copy of which was attached to the Company's Proxy Statement for the 2001 Annual Meeting of the Shareholders. The Audit Committee held one meeting during the fiscal year ended June 30, 2002. The Audit Committee also reviewed the Company's quarterly financial reports before their publication but did not find any issues in these quarterly financial reports that required formal meetings.

     The Compensation Committee is composed of Murphy Evans and William Krivsky.
G. L. Scott, the former Chairman of the Board, served on the Compensation Committee until his unexpectant and tragic death from a stroke on September 29, 2002. The principle functions of the Compensation Committee are to establish overall compensation policies for the Company and to review the recommendations submitted by the Company's management. The Compensation Committee held one meeting during the year ended June 30, 2002.

     There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person, pursuant to which any director was elected.


                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors is composed of two directors and operates under a written charter adopted by the Board of Directors, a copy of which is attached to the Company's Proxy Statement for the 2001 Annual Meeting of the Shareholders. The Board of Directors has evaluated the independence of the two directors serving on the Audit Committee based on the definition of an "independent director" as provided under the listing standards of the National Association of Securities Dealers (the "NASD"). All members of the Audit Committee are independent directors as defined by the listing standards of the NASD.

     The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. One of the Audit Committee's primary responsibilities is to monitor and oversee this process. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent auditors.

     In discharging its responsibility, the Audit Committee has reviewed and discussed the Company's financial statements with management. The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

     Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002 for filing with the Securities and Exchange Commission.

                                                Audit Committee

                                                William Krivsky
                                                Charles Christenson


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of September 27, 2002 by (i) all persons who own of record, or are known to the Company to beneficially own, more than 5% of the issued and outstanding shares of the Company's common stock, and (ii) by each director, each director nominee, and each of the executive officers named in the tables under "Executive Compensation," and by all executive officers and directors as a group:

                                                       Amount and Nature of      Percent of Class
                                Positions and        Beneficial Common Stock    Based on Beneficial
Name and Address                Offices Held               Ownership(1)            Ownership((1))
----------------                ------------               ------------            --------------
Henry Gemino                    Chief Executive             878,766(2)                16.09%
5 Strickland Place              Officer, Chief
Manhasset, L.I., NY 11030       Financial Officer,
                                Director

Murphy Evans                    President,                  562,688(3)                 10.3%
204 Railroad Street             Director
P.O. Box 688
Laurinburg, NC 28532

John Tsungfen Kuo               Director                    360,000(4)                 6.59%
11 Hoffman Lane
Blauvelt, NY 10913

Charles Christenson             Director                    80,666(5)                  1.48%
1 Chauncy Lane
Cambridge, MA 02238

William A. Krivsky              Director                    15,000(6)                    *
117 Perimeter Road
Nashua, NH  06063

Gale D. Burnett                 Shareholder                  691,000                  12.65%
9191 Northwood Rd.
Lynden, WA 98264

Joseph Galbraith                Vice President, Field       35,000(7)                    *
                                Operations

Phillip L. Jones                Chief Operating             82,572(8)                  1.51%
203 Beaver Road                 Officer
Sewickley, PA  15143

Frank Goodhart, Jr.             Shareholder                  550,000                  10.07%
1069 Old Forge Crossing
Lancaster, PA 17601

Estate of G.L. Scott            Shareholder                 444,467(9)                 8.14%
P.O. Box 986
Rogue River, OR 97537

All Directors and Officers as a                            1,433,900(10)              26.25%
Group (7 persons)

* less than one percent
--------------------

                                       9

(1) Calculated pursuant to rule 13d-3(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)  Includes warrants to purchase 403,333 shares of the Company's common stock.

(3) Includes 30,000 shares held by the wife of Mr. Evans. Also includes 45,000 shares held in the name of Falco Enterprises, Inc., a company controlled by Mr. Evans. Also includes 15,500 held by L&S Holding Co., a company controlled by Mr. Evans. Also includes 5,000 shares held in a trust to which Mr. Evans is trustee with sole voting and investment power over the shares. Also includes warrants to purchase 258,353 shares of the Company's common stock.

(4)  Includes warrants to purchase 330,000 shares of the Company's common stock.

(5) Includes options to purchase 35,000 shares of the Company's common stock and warrants to purchase 20,833 shares of the Company's common stock.

(6)  Consists entirely of options to purchase the Company's common stock.

(7) Includes options to purchase 15,000 shares of the Company's common stock and warrants to purchase 20,000 shares of the Company's common stock.

(8) Consists of options to purchase 50,000, and warrants to purchase 14,286, shares of the Company's common stock.

(9) Includes 19,800 shares issued in the name of Mr. Scott's wife. Also includes warrants to purchase 145,000 shares of the Company's common stock issued to Mr. Scott prior to his death.

(10) Assumes exercise of all warrants and options owned by all officers and directors.

                        EXECUTIVE OFFICERS OF THE COMPANY

     Certain information regarding the executive officers of the Company follows:

     Name                      Age             Position Held With Company
     ----                      ---             --------------------------

Henry Gemino                    50              Chief Executive Officer,
                                                 Chief Financial Officer

Murphy Evans                    70                      President

Philip L. Jones                 60            Executive Vice President and
                                                 Chief Operating Officer

Joseph Galbraith                53          Vice President, Field Operations

     Philip L. Jones has been serving as Executive Vice President and Chief Operating Officer since September, 2001. For one year previous to his employment by the Company, he provided energy consulting services to certain utility companies. Prior to that, Mr. Jones served in various capacities with Consolidated Natural Gas Company, a large integrated energy company, for more than 30 years, including six years as Vice President for Marketing with CNG's exploration and production subsidiary, CNG Producing Company. He received his law degree from West Virginia College of Law in 1967 and his B.A. from Princeton University in 1964. Mr. Jones was a Captain in the U.S. Army, 142nd JAG Detachment.

     Since October, 1997, Mr. Galbraith has been serving as the Vice President, Field Operations for the Company. Mr. Galbraith has a BS degree in Metallurgical Engineering and a MS degree in Metallurgy from the New Mexico Institute of Mining and Technology.

     There are no family relationships among the executive officers. There are no arrangements or understandings between any officers and any other person, pursuant to which any officer was selected.


                             EXECUTIVE COMPENSATION

Employment Contracts.
---------------------

     None of the executive officers of the Company are employed pursuant to employment contracts. However, the Company has entered into confidentiality agreements with each executive officer concerning the confidentiality of valuable and proprietary information in connection with the Company's technology.

Cash Compensation.
------------------

     The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and the highest paid executive officers of the Company as of the end of the Company's last fiscal year whose salary and bonus for such period in all capacities in which the executive officer served exceeded $100,000.


                                              Summary Compensation Table

                                                                                    Long Term Compensation
                                Annual Compensation                                         Awards
                                -------------------                                 ----------------------
         (a)              (b)        (c)            (d)        (e)          (f)          (g)         (h)         (i)

                                                              Other
                                                   Bonus      Annual      Restricted   Options/               All Other
 Name and Principal                                -----      Compen-       Stock        SARs        LTIP      Compen-
      position            Year     Salary($)        ($)      sation($)    Award(s) $      (#)     Payouts ($)  sation($)
      --------            ----     ---------        ---      ---------    ----------      ---     -----------  ---------

Henry E. Gemino,          2002     $120,000(2),(3)   0          0             0            0         0           0
Chief Executive Officer   2001     $120,000          0          0             0            0         0           0
and Chief Financial       2000     $120,000          0          0             0            0         0           0
Officer (1)

Joseph Galbraith,         2002     $123,200          0          0             0         15,000       0           0
Vice President, Field     2001     $117,600          0          0             0            0         0           0
Operations                2000     $112,000          0          0             0            0         0           0

John Tsungfen Kuo         2002     $85,000(2),(5)    0          0             0         20,000       0           0
Former Chief Technology   2001     $120,000          0          0             0            0         0           0
Officer(4)                2000     $120,000          0          0             0            0         0           0


(1) On October 9, 2000, Mr. Gemino became Chief Executive Officer. Prior to that date, he served as Executive Vice President and Chief Operating
     Officer. Throughout the most recent fiscal year, Mr. Gemino served as Chief
     Financial Officer.

(2) Due to the Company's critical need for cash, the Company has deferred all payments owed to certain officers of the Company. Such amounts will continue to be deferred until the Company has sufficient resources to pay the amounts owed, or if such officers elect to exchange such amounts as described below. On March 18, 2002, the Board of Directors approved a right under which any officer (or applicable employee or director) could exchange each dollar of his or her deferred salary for an option to purchase two shares of the Company's common stock, which options may be exercised over a five-year term, at an exercise price of $1.00 per share. As of October 18, 2002, no conversions have occurred.

(3) As of June 30, 2002, the Company has deferred payment of $11,500 of the $120,000 base salary owed to Henry E. Gemino.

(4)  Dr. John Tsungfen Kuo resigned as the Chief Technology Officer of the
     Company on December 31, 2002.

(5) As of June 30, 2002, the Company has deferred $25,000 of the $85,000 base salary owed to Dr. Kuo.

                                       12

Options Grants in the Last Fiscal Year
--------------------------------------

     The following table sets forth information regarding stock options granted during the fiscal year ended June 30, 2002 to each of the named executive officers.

                                 Number Of
                                Securities        Percent Of Total
                            Underlying Options    Options Granted      Exercise Of     Market Price
                                  Granted         To Employees In       Base Price         Base         Expiration
        Name                        (#)             Fiscal Year           ($/Sh)         ($/Sh)(1)         Date
         (a)                        (b)                 (c)               (d-1)            (d-2)           (e)
----------------------      ------------------    ----------------     -----------     ------------     ----------

Henry E. Gemino, Chief              ---                 ---                ---              ---            ---
Executive Officer and
Chief Financial Officer

Joseph Galbraith, Vice            15,000               21.4%              $1.00            $1.01         11/12/06
President, Field Operations

John Tsungfen Kuo, Chief          20,000               28.6%              $1.00            $1.01         11/12/06
Technology Officer

(1) The market price is based on the market value ($1.01) of the Company's common stock as of the close of business on November 12, 2001, the most recent day on which trades in the Company's common stock were reported on the OTC Bulletin Board.


Options Exercises and Holdings
------------------------------

     The following table sets forth information regarding stock options exercised during the fiscal year ended June 30, 2002 by each of the named executive officers and the value of the unexercised options held by these individuals as of June 30, 2002, based on the per share market value ($0.65) of the Company's common stock on June 28, 2002, the last day during the fiscal year ended June 30, 2002 that trades in the Company's common stock were reported on the OTC Bulletin Board.

     Aggregated Options Exercises in Last Fiscal Year and FY-End Options/SAR
Values:

     (a)               (b)             (c)                    (d)                          (e) (1)

                                                       Number of Securities          Value of Unexercised
                      Shares                           Unexercised Options           In-the-Money Options
                    Acquired On        Value              at FY-End (#)                  at FY End ($)
Name               Exercise (#)     Realized ($)    Exercisable/Unexercisable      Exercisable/Unexercisable
----               ------------     ------------    -------------------------      -------------------------

Henry Gemino            ---             ---                300,000/0(2)                       0/0

Joseph Galbraith        ---             ---                35,000/0(3)                        0/0

John Tsungfen Kuo       ---             ---                370,000/0(4)                       0/0


                                       13

(1) The value calculations are based on $0.65 per share, the fair market value of the underlying shares of the Company's common stock at year end (June
     28, 2002, the last day of the fiscal year on which the Company's stock was traded) less the exercise price for the shares.

(2) Consists of warrants to purchase 190,000 shares and 60,000 shares of the Company's common stock at exercise prices of $1.25 and $3.00 per share, respectively, granted in March, 1996 and warrants to purchase 50,000 shares of the Company's common stock at an exercise price of $3.00 per share transferred by Gale D. Barnett in November, 1996.

(3) Consists of the following: (A) warrants to purchase 20,000 shares of the Company's common stock at an exercise price of $13.50 per share granted on February 26, 1998 and (B) options to purchase 15,000 shares of the Company's common stock at an exercise price of $1.00 per share granted
     November 13, 2001, pursuant to the Company's 1999 Stock Plan.

(4)  Consists of the following: (A) warrants to purchase 50,000 and 15,000 shares of the Company's common stock at exercise prices of $3.00 and $7.20 per share, respectively, granted in March, 1996, (B) warrants to purchase
     285,000 shares of the Company's common stock at an exercise price of $3.50 granted in November, 1996, and (C) options to purchase 20,000 shares of the Company's common stock at an exercise price of $1.00 per share granted on November 13, 2001, pursuant to the Company's 1999 Stock Plan.


                         REPORT OF BOARD OF DIRECTORS ON
                       REPRICING OF COMPENSATORY WARRANTS
                       ----------------------------------

     The Company granted to Murphy Evans, the President and a director of the Company the following warrants: (i) warrant to purchase 25,000 and 15,000 shares of the Company's common stock, at an exercise price of $3.00 and $7.20 per share, respectively, in March, 1996, (ii) warrants to purchase 25,000 shares of the Company's common stock at an exercise price of $7.20 per share, in November, 1996, and (iii) warrants to purchase 85,000 shares of the Company's common stock at an exercise price of $7.50 per share during the fiscal year ended June 30, 1999 (collectively, the "Evans Warrants"). The Board of Directors approved the issuance of the Evans Warrants as compensation for services provided by Mr.
Evans as the President of the Company.

     On May 9, 2002, the Company entered into a $150,000 bridge loan agreement with Murphy Evans (the "Evans Loan"). Mr. Evans has currently loaned the Company
$126,000, pursuant to the Evans Loan. Under the terms of the Evans Loan, once
Mr. Evans loaned the Company $125,000, the Company is obligated to cancel the Evans Warrants, and issue to Mr. Evans 150,000 five-year warrants with an exercise price of $1.05 (the "Repriced Evans Warrants"). Due to the Company's immediate need for cash, the Board of Directors approved the terms of the Evans
Loan, including the repricing of the Evans Warrants. Since the Repriced Evans
Warrants were granted by the Company in consideration of the Evans Loan, the Board of Directors no longer considers these Repriced Evans Warrants to be compensatory.

     Other than the repricing of the stock purchase warrants held by Murphy
Evans, there have been no awards of options, compensatory warrants or SARs, or any adjustments or amendments to the exercise price of options, compensatory warrants, or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants or any other means during the fiscal year ended June 30, 2002.

                                       14

Securities Authorized for Issuance Under Equity Compensation Plans.
-------------------------------------------------------------------

     The following table sets forth information concerning equity compensation plans, including individual compensation arrangements, under which the Company is authorized to issue equity securities.

                                                                          Number of
                                                                          securities
                                                                          remaining
                                                                        available for
                                     Number of                         future issuance
                                  securities to be   Weighted-average    under equity
                                    issued upon      exercise price      compensation
                                    exercise of      of outstanding    plans (excluding
                                    outstanding         options,          securities
                                 options, warrants    warrants and       reflected in
                                     and rights          rights          column (a))
                                        (a)                (b)               (c)
---------------------------------------------------------------------------------------

  Equity compensation plans           265,000             $3.52            235,000
approved by security holders

Equity compensation plans not   1,110,000(1),(2),3),(4)   $3.71             N/A(3)
approved by security holders

            Total                    1,375,000            $3.67            235,000


(1) Consists of various grants of compensatory warrants, all of which were issued prior to the adoption of the Company's 1999 Stock Plan, which was recommended by the Board of Directors in October, 1998 and approved by the shareholders on November 16, 1998, except for the warrants issued to R.F. Lafferty & Co., Scott Meaker, and Dr. Charles Frost, as described in Footnote 2 below, and none of whom are officers or directors of the Company.

(2) Consists of the following individual grants of compensatory warrants: (A) in March, 1996 and November, 1996, to Gale D. Burnett, compensatory warrants to purchase 210,000 shares at exercise prices ranging from $1.25 to $3.00 per share (of which 50,000 warrants at an exercise price of $3.00 per share were transferred to Henry Gemino in November, 1996), (B) in March, 1996, to Henry E. Gemino, compensatory warrants to purchase 250,000 shares at exercise prices ranging from $1.25 to $3.00 per share, (C) in March, 1996 and November, 1996, to Allen Reeves, compensatory warrants to purchase 130,000 shares at exercise prices ranging from $1.25 to $7.20 per share, of which 15,000 shares have been exercised (at an exercise price of $1.25 per share), (D) in March, 1996 and November, 1996, to G. L. Scott, compensatory warrants to purchase 70,000 shares at exercise prices ranging from $1.25 to $7.20 per share, (E) in March, 1996 and November, 1996, to Dr. John T. Kuo, compensatory warrants to purchase 350,000 shares at exercise prices ranging from $3.00 to $7.20 per share, (F) in February, 1998, to Joseph Galbraith, compensatory warrants to purchase 20,000 shares at an exercise price of $13.50 per share, (G) in November, 2000, to R.H. Lafferty & Co., compensatory warrants to purchase 100,000 shares at an exercise price of $6.50 per share, (H) in January, 2002, to Scott Meaker, compensatory warrants to purchase 50,000 shares at an exercise price of $1.00 per share, and (I) in March, 2002 and May, 2002, to Dr. Charles Frost, compensatory warrants to purchase 10,000 shares at an exercise price of $1.00 per share.

(3) All of the compensatory warrants have fully vested, and none of the warrants that were issued to officers and directors of the Company will terminate if any such officer or director ceases to be employed by or to serve as a director of the Company. All of the warrants issued prior to February 12, 1997 are due to expire on October 31, 2004. The warrants issued: (A) to Joseph Galbraith on February 26, 1998, are due to expire on October 31, 2004, (B) to R.F. Lafferty & Co. on November 30, 2000, are due to expire on October 31, 2003, (C) to Scott Meaker on January 28, 2002, are due to expire on January 2, 2007, and (D) to Dr. Charles Frost, Marcy 6, 2002 and May 13, 2002, are due to expire on February 15, 2005.

(4) All of the compensatory warrants issued to the individuals as set forth in Footnote 2 above were issued by the Company in exchange for services provided by such individuals as executive officers and directors of the Company, except as follows: (i) the warrants issued to Allen Reeves as described in Footnote 2 above were issued in exchange for legal services provided to the Company by Mr. Reeves; and (ii) the compensatory warrants issued to R.F. Lafferty & Co., Scott Meaker and Dr. Frost, as described in Footnote 2, were issued in exchange for consulting services provided to the Company.

(3) All of the equity compensation plans aggregated as explained in Footnote 2 above represent individual compensation arrangements approved separately by the Board of Directors and are not part of any written or formal plan under which the Company will be obligated to issue equity compensation in the future.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In September, 1988, at the time Gale D. Burnett, a beneficial shareholder of more than 10% of the Company's common stock, first transferred certain technology, know-how and patent rights to the Company, a royalty interest of 4% of all pre-tax profits derived from the technology and know-how transferred was granted to Northwood Enterprises, Inc., a family-owned company controlled by Mr. Burnett. Northwoods Enterprises subsequently assigned such royalty interest back to Mr. Burnett. On April 8, 1996, Mr. Burnett assigned 2% of this royalty interest as follows: (1) to Henry Gemino, currently the Chief Executive Officer and Chief Financial Officer, and a director of the Company, a 1 1/4% royalty interest; (2) to Mr. G. L. Scott, the former Chairman of the Board of Directors, a 1/2% royalty interest, which interest has passed to his estate; and (3) to the Company's former legal counsel, Alan Reeves, a 1/4% royalty interest, which interest has now passed to his heirs or beneficiaries. This royalty arrangement also applies to all future patent rights and technology developed by Mr. Burnett and assigned to the Company. To date, no royalty payments have been made or earned under the above described arrangement.

     In March 1996, the Company granted a net pre-tax royalty on profits equal to 1% to Dr. John Kuo in return for his assignment of certain patent rights, technological know-how and proprietary information and trade secrets. Under these various royalty interests, a total of 5% of any net pre-tax earnings of the Company derived from the use of the technology developed by Mr. Burnett or Mr. Kuo is subject to distribution as above described. To date, no royalty interest has been earned or distributed.


                         OTHER MATTERS TO BE VOTED UPON

     As of the date of this proxy statement, the Board of Directors does not know of or anticipate that any other matters will be brought before the Company's shareholders at the Annual Meeting. If, however, any other matters not mentioned in the proxy statement are properly brought before the Company's shareholders at the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act in accordance with their best judgment.

                          COMPLIANCE WITH SECTION 16(a)
                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

     The Company's executive officers, directors, and any person owning more than 10% of a class of the Company's stock, are required to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission. Based solely on the information provided to the Company by individual directors, executive officers and beneficial shareholders of more than 10% of a class of the Company's stock, the Company believes that during the last fiscal year all directors and executive officers and beneficial shareholders of more than 10% of a class of the Company's stock have complied with applicable filing requirements.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG LLP as the independent certified public accountants to audit the financial statements of the Company for its fiscal year ended June 30, 2002. To the knowledge of management, neither such firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity otherwise than as independent accountants.

     A representative of KPMG LLP is expected to be present at the Annual Meeting of Shareholders to answer proper questions and will be afforded an opportunity to make a statement regarding the financial statements.

     Audit Fees. The Company incurred aggregate fees of $53,815 payable to KPMG LLP during the fiscal year ended June 30, 2002 for the annual audit and for review of the Company's financial statements included in its Form 10-Qs for the past fiscal year.

     Financial Information Systems Design and Implementation Fees. The Company did not incur any fees from KPMG LLP for information technology services during the fiscal year ended June 30, 2002.

     All Other Fees. The Company did not incur any other fees for any other services provided by KPMG LLP other than the auditing fees described above during the fiscal year ended June 30, 2002.


                              STOCKHOLDER PROPOSALS

     Shareholders who wish to include a proposal in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting of the Shareholders should deliver a written copy of their proposal to the Company's principal executive offices no later than June 17, 2003. Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in the Company's proxy materials. Except for shareholder proposals to be included in the Company's proxy statement and form of proxy, the deadline for nominations for director or other proposals made by a shareholder is five days before the date of the 2003 Annual Meeting. Proposals should be directed to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

                           ANNUAL REPORT ON FORM 10-K;
                    DELIVERY TO SHAREHOLDERS SHARING ADDRESS

     The Company is providing a copy of its Annual Report to Shareholders on Form 10-KSB for the fiscal year ended June 30, 2002 simultaneously with delivery of this proxy statement. You may obtain additional copies of the Annual Report by writing to Henry E. Gemino, Chief Executive Officer, Profile Technologies, Inc., 2 Park Avenue, Suite 201, Manhasset, New York 11030.

     The Company is delivering only one proxy statement and Annual Report to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report to a shareholder at a shared address to which a single copy was sent. If you are a shareholder residing at a shared address and would like to request an additional copy of the proxy statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report if you are currently receiving multiple copies), please send your request to Henry E. Gemino at the address noted above.


                              COST OF SOLICITATION

     The Company will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. The Company will solicit primarily through the mail, and the Company's officers, directors, and employees may solicit by personal interview, telephone, facsimile, or e-mail proxies. These people will not receive additional compensation for such solicitations, but the Company may reimburse them for their reasonable out-of-pocket expenses.

     Holders of the Company's common stock are requested to complete, sign, and date the accompanying proxy card and promptly return it to [the Company's Transfer Agent], in the enclosed addressed, postage paid envelope.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       Henry E. Gemino
                                       Chief Executive Officer

October 28, 2002

                                    EXHIBIT A
                                    ---------

                  AMENDMENT TO CERTIFICATE OF INCORPORATION OF
                 PROFILE TECHNOLOGIES, INC. INCREASING NUMBER OF
                        AUTHORIZED SHARES OF COMMON STOCK

     Paragraph 4 of the Company's Certificate of Incorporation shall be deleted in its entirety and replaced with the following:

          "The total number of shares of stock which the corporation shall have the authority to issue is 15,000,000 shares of common stock, $0.001 par value."










                                       A-1